                                                                    EXHIBIT 99.1

This Statement on Form 4 is filed by the Reporting Persons listed below. The principal business address of the Reporting Persons is 333 South Grand Avenue,
28th Floor, Los Angeles, CA 90071.

Name of Designated Filer: OAKTREE CAPITAL MANAGEMENT, L.P.

Date of Event Requiring Statement: March 8, 2018.

Issuer Name: Oaktree Strategic Income Corporation [OCSI]

                                         OAKTREE CAPITAL MANAGEMENT, L.P.

                                         By:  /s/ Mary Gallegly
                                              ---------------------------------
                                              Name: Mary Gallegly
                                              Title: Senior Vice President

                                         OAKTREE HOLDINGS, INC.

                                         By:  /s/ Mary Gallegly
                                              ---------------------------------
                                              Name: Mary Gallegly
                                              Title: Senior Vice President

                                         OAKTREE CAPITAL GROUP, LLC

                                         By:  Oaktree Capital Group Holdings GP,
                                              LLC
                                         Its: Manager

                                         By:  /s/ Mary Gallegly
                                              ---------------------------------
                                              Name: Mary Gallegly
                                              Title: Senior Vice President

                                         OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                                         By:  /s/ Mary Gallegly
                                              ---------------------------------
                                              Name: Mary Gallegly
                                              Title: Senior Vice President